UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 26, 2020

Allakos Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38582	45-4798831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

975 Island Drive, Suite 201

Redwood City, California 94065

(Address of principal executive offices, including zip code)

(650) 597-5002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	ALLK	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2020, Allakos Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (“2020 Annual Meeting”).  At the 2020 Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2020. There were 48,766,151 shares of the Company’s common stock outstanding as of April 9, 2020, the record date for the determination of the stockholders entitled to notice of, and to vote at, the 2020 Annual Meeting. A total of 41,849,070 shares were present in person or by proxy at the 2020 Annual Meeting, representing 85.82% of the outstanding common stock entitled to vote. The voting results are presented below.

Proposal 1:  Election of Directors

The Company’s stockholders elected each of the following nominees to serve as a Class II director of the Company for a three-year term expiring at the Company’s 2023 Annual Meeting of Stockholders, or until such director’s successor is duly elected and qualified, or until his earlier death, resignation, disqualification or removal.

Nominees	For	Withheld	Broker Non-Votes
John McKearn, Ph.D.	33,017,999	5,788,445	3,042,626
Paul Walker	37,634,939	1,171,505	3,042,626

Proposal 2:  Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes
41,842,842	3,161	3,067	—

Proposal 3: Advisory Vote on the Frequency of Advisory Votes on Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding basis, to hold a non-binding advisory vote on the compensation of the Company’s named executive officers every three years.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
18,645,009	1,857	20,156,974	2,604	3,042,626

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allakos Inc.

Date: May 28, 2020	By:	/s/ Robert Alexander
Robert Alexander
Chief Executive Officer

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